Exhibit 99.2



        REGISTRATION RIGHTS AND RIGHT OF FIRST OFFER AGREEMENT

     THIS REGISTRATION RIGHTS AND RIGHT OF FIRST OFFER AGREEMENT (the "Agreement") is made as of August 29, 2003 by and among Halifax
Corporation, a Virginia corporation (the "Company"), and the other parties identified on the signature page attached hereto (collectively, the "Purchasers").

                             RECITALS

     A. Pursuant to a certain Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Microserv Merger Corp., a Delaware corporation and wholly owned subsidiary of the Company, Microserv Merger LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, Microserv, Inc., a Washington corporation ("Microserv"), and the shareholders of Microserv parties thereto, the Company has agreed to acquire Microserv through the consummation of merger transactions (the "Merger") and other related transactions, more fully described in the Merger Agreement (the Merger and such related transactions collectively referred to as the "Transactions").

     B. Pursuant to the Merger Agreement, the Purchasers will receive from the Company and the Company will issue to the Purchasers a number of shares of the Company's common stock, $.24 par value ("Common Stock"), as specified in a schedule attached to the Merger Agreement. Such issuance of shares of Common Stock pursuant to the Merger Agreement is referred to herein as the "Offering".

     C. To induce the Purchasers to accept Common Stock in the Offering and to otherwise close the Transactions, the Company is willing, under certain circumstances, to register under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), the Common Stock issued to the Purchasers.

     D. The parties desire to impose certain rights and restrictions on the transfer of the Common Stock issued pursuant to the Offering.

     NOW THEREFORE, intending to be legally bound, the parties hereto agree as follows:

     1.   Required Registration.

          (a) At any time after the twelve month anniversary of the closing of the Merger and/or such later date in accordance with Section
13.5.3 of the Merger Agreement, and assuming the Company is eligible to register its securities on Form S-3 (or a successor form), holders of at least one-half of the then outstanding shares of the Registrable Securities may request, in writing, that the Company effect the registration of Registrable Securities (as defined in Section 8 hereof) owned by such holders on a form that may be used for the registration of Registrable Securities. If the holders initiating the registration intend to distribute the Registrable Securities by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other holders to participate shall be conditioned on such holders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all holders of the Registrable Securities and holders of Common Stock who have been granted registration rights. Such holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration a number of their securities, including the Registrable Securities, as such holders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the securities, including the Registrable Securities, requested to be registered by all holders may not be included in the offering, then the number of shares to be included in such offering shall be reduced, and shares shall be excluded from such offering in a number deemed necessary by such managing underwriter. In the event an exclusion of shares is necessary, the Company shall include shares in such registration in the following order: (i) first, (a) the securities of the Purchasers or their successors or assigns where such entities hold Registrable Securities, and (b) the securities of purchasers referenced in that certain Registration Rights Agreement dated July 23, 2003 executed by the Company (the "July 23 Agreement"), in the case of (a) and (b), pro rata among the holders of such securities on the basis of the number of shares requested for registration by each such holder; and (ii) second, the other securities requested to be included therein by the other holders of the Company securities requested to be included in such registration. To the extent that all of the Registrable Securities requested to be included in the underwritten offering cannot be included, holders of Registrable Securities shall participate in such offering pro rata among such Purchasers, based on the number of shares of Registrable Securities each holder proposed to include. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration (on a form that may be used for the registration of the Registrable Securities) of all the Registrable Securities which the Company has been requested to so register.

          (b) The Company shall not be required to effect more than one registration pursuant to the first sentence of paragraph (a) above; provided, however, in the event of a proration pursuant to the foregoing paragraph (a) which results in Purchasers holding Registrable Securities having less than all of the requested securities being included in a current registration, then, to the extent of such unincluded Registrable Securities, the Purchasers shall receive an additional demand registration right upon the expiration of any blackout period, upon the request of the holders of 50% of the remaining Registrable Securities, and the Company shall be obligated to file an additional registration statement (which registration statement shall contain a current prospectus) relating to the Registrable Securities; and (ii) the Company shall use its best efforts to effect the registration of such Registrable Securities as promptly as practicable thereafter.

          (c) The Registration Expenses (as defined in Section 4) shall be paid by the Company with respect to all registrations effected pursuant to this Section.

          (d) The Company may delay the filing or effectiveness of any registration statement for a period of up to 120 days after the date of a request pursuant to this Section 1 if at the time of such request to register Registrable Securities: (i) the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a firm commitment underwritten public offering, or (ii) the Company furnishes to the Purchaser or Purchasers requesting registration a certificate signed by a senior executive officer of the Company stating that the Company is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, is a material non-public event which would be adversely affected by the requested registration to the material detriment of the Company. In such case, the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, provided, however, the Company may not utilize the right set forth in this clause (ii) more than once in any 12-month period.

     2.   Piggyback Registration.

          (a) Each time that the Company proposes to register a public offering solely of its authorized but unissued Common Stock or shares held in Treasury ("Primary Shares") or other securities, other than pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms (collectively, "Excluded Forms"), the Company shall promptly give written notice of such proposed registration to all holders of the Registrable Securities, which shall offer such holders the right to request inclusion of any Registrable Securities in the proposed registration statement.

          (b) Each holder of the Registrable Securities shall have twenty (20) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Common Stock such holder intends to sell and the holder's intended plan of disposition.

          (c) In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under Section 2(b) may specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration.

          (d) Upon receipt of a written request pursuant to Section 2(b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be registered, to the extent required to permit sale or disposition as set forth in the written request.

          (e) Notwithstanding the foregoing, if the managing underwriter of an underwritten public offering determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Registrable Securities (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, then the number of such shares to be included in such underwritten public offering shall be reduced, and shares shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter. In the event an exclusion of shares is necessary, shares shall be included in the following order:
(i) first, the Primary Shares; (ii) second, (a) the securities held by the Purchasers or their successors or assigns requesting registration, and (b) the securities of purchasers referenced in the July 23 Agreement, in the case of (a) and (b), pro rata among the holders of such securities on the basis of the number of shares requested for registration by each such holder; and (iii) third, other shares. To the extent all of the Registrable Securities requested to be included in the underwritten public offering can not be included, holders of Registrable Securities shall participate in such offering pro rata based on the number of shares of Registrable Securities each holder proposes to include.

          (f) All shares of Common Stock that are not included in the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 180 days following an initial public offering and 90 days for any offering thereafter, that the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. The holders of such shares shall execute such documentation as the managing underwriter reasonably requests to evidence this lock-up.

     3. Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof; and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on the appropriate form under the Securities Act, which form shall be available for the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission, such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary or appropriate to keep such registration statement effective for the period required for sale of the Registrable Securities, (provided that in no event shall the Company be obligated to keep such registration statement effective (i) if the Company is eligible to use the Form S-3, at such time as there are no longer any Registrable Securities outstanding, and (ii) if the Company is not eligible to register on Form S-3, until such time as the Purchasers are eligible to sell all of the Registrable Securities pursuant to Rule 144 (k)), cause such prospectus as so supplemented to be filed as required under the Securities Act, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

          (c) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority in interest of the Registrable Securities being sold reasonably agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten
(or best efforts underwritten) offering of the Registrable Securities to be sold in such offering, and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions where such registration or qualification is required as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which the prospectus included in such registration statement as then in effect, contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company shall promptly prepare a supplement or amendment to such prospectus so that, thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact required to be stated therein or omit to state any fact necessary to make the statements therein not misleading;

          (g) cause all such Registrable Securities to be listed on the securities exchange on which similar securities issued by the Company are then listed or traded, and, if not so listed or traded, to be listed on the NASDAQ Stock Market;

          (h) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; enable such Registrable Securities to be in such denominations and registered in such names as the selling holders or the managing underwriters, if any, may request at least ten Business Days prior to any sale of Registrable Securities; and provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including, if there is an underwriter, underwriting agreements in customary form including, without limitation, the requirement to obtain an opinion of counsel to the Company and a "comfort letter" from the independent public accountants to the Company in the usual and customary form for such an underwritten offering);

          (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company that are customary, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (k) cooperate, and cause the Company's officers, directors, employees and independent accountants to cooperate, with the selling holders of Registrable Securities and the managing underwriters, if any, in the sale of the Registrable Securities and take any actions necessary to promote, facilitate or effectuate such sale;

          (l) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order; and

          (n) otherwise use its best effects to take all other steps necessary to effect the registration of the Registrable Securities.

     4.   Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required under the rules and regulations of the NASD), fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications and determination of their eligibility for investment under applicable laws), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), underwriters (excluding underwriters' discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company and the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance if such insurance coverage is obtained by the Company and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the American Stock Exchange.

          (b) Each holder of securities included in any registration hereunder shall pay those expenses which are not Registration Expenses which are allocable to the registration of such holder's securities so included (such as the fees and disbursements of any counsel engaged by any holder of the Registrable Securities), and any such expenses not so allocable, such as the underwriting discount and any selling commissions shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     5.   Indemnification and Contribution

          (a) The Company agrees to indemnify and hold harmless each holder of Registrable Securities which is included in a registration statement pursuant to the terms of this Agreement, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses, including without limitation attorneys' fees, except as limited by Paragraph 5(c), which arise out of or are based upon: (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to a prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same; and (ii) any violation by the Company of the Securities Act, the Exchange Act (as defined below), any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company and any underwriter reasonably requests for use in connection with any such registration statement or prospectus and shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses, including without limitation attorneys' fees, except as limited by Paragraph 5(c), resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder.

          (c)  Any Person entitled to indemnification hereunder shall
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment (based upon a written opinion of counsel) a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

          (d) If the indemnification provided for in this Section 5 is unavailable to an indemnified party under paragraphs (a) or (b) hereof in respect to any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the holder of Registrable Securities in connection with the statements or omissions that resulted in such losses, claim, damages, liabilities or expenses. The relative fault of the Company and the holder of Registrable Securities in connection with the statements that resulted in such losses, claims, liabilities or expenses shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material facts or the omission or alleged omission to state a material fact relates to information supplied by the Company or the holder of the Registrable Securities and the parties relative intent, knowledge, access to information and opportunity to correct such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 5(c), defending any such action or claim.

          (e) Notwithstanding any other provision of this Section, the liability of any holder of Registrable Securities for indemnification or contribution under this Section shall be individual to each holder and shall not exceed an amount equal to the number of shares sold by such holder of Registrable Securities multiplied by the net amount per share which he receives in such underwritten offering.

          (f) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

     6. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties directly regarding such holder and such holder's intended method of distribution.

     7. Restrictions on Transfer of Common Stock. Prior to the twelve month anniversary of the Closing Date (as defined in the Merger Agreement) and/or such later date in accordance with Section 13.5.3 of the Merger Agreement, the Purchasers shall not transfer, sell, assign, pledge, encumber or otherwise dispose of (collectively, "Transfer") their respective shares of Common Stock issued pursuant to the Offering without the prior written consent of the Company. Thereafter, Transfers, if any, of the Common Stock issued pursuant to the Offering shall be in accordance with all securities laws applicable thereto and, other than Transfers pursuant to (i) an effective registration statement or (ii) the Resale Rules (as defined below), which items (i) and (ii) shall also be in accordance with all securities laws applicable thereto, subject to the terms of this Section 7.

          (a) Offer. If a Purchaser or one or more Purchasers acting together (collectively the "Selling Shareholder") has a bona fide intent to sell, in a single transaction or a series of related transactions, greater than 10,000 shares of Common Stock issued pursuant to the Offering (as appropriately adjusted for any combination, division or similar recapitalization affecting such Common Stock), such Selling Shareholder must first give the Company the opportunity to offer to purchase such shares of Common Stock in accordance with subsection 7(b) herein, by giving written notice of the Selling Shareholder's intent to sell ("Selling Shareholder Sale Notice") to the Company.

          (b) Option to the Company. Subject to Section 7(c) hereof, the Company (or its nominee as set forth in Section 7(d) hereof) shall have the option to offer to purchase, insofar as it may be permitted by law, the Common Stock subject to the Selling Shareholder's Sale Notice ("Subject Stock") , or such reduced number of shares as described in
Section 7(c) hereof, and may exercise the option by giving written notice (the "Offer Notice") of its offer to the Selling Shareholder within five business days after the date of delivery of the Selling Shareholder Sale Notice. Notwithstanding the foregoing, the Company may not deliver an Offer Notice or purchase such Subject Stock if such purchase would cause the Transactions to fail to comply with the 50% continuity of interest standard set forth in Section 3.02 of Revenue Procedure 77-37, applied as set forth in Section 8.9 of the Merger Agreement, and this condition is intended to ensure that the continuity of interest requirements of Treasury Regulation Section 1.368-1(e) are satisfied and shall be interpreted and applied consistently therewith. The Company's Offer Notice must state the price per share on which it is it offering to purchase the Subject Stock (the "Offered Price").

          (c) Purchase of All Stock. Unless otherwise agreed to by the Selling Shareholder and except for any reduction so as to satisfy the requirements of Section 7(b) hereof, all and not less than all of the Subject Stock must be purchased pursuant to subsection 7(b) by the Company.

          (d) Company's Nominee. Should the Company be unable to purchase all the Subject Stock in order to comply with Section 7(b) hereof, the Company may designate one or more nominees who shall each have the same rights as the Company hereunder, provided that any such nominee shall not be a person "related" (as defined in Treasury Regulation Section 1.368-1(e)(3)) to the Company, or an agent of the Company under applicable law. The purpose of such designation of a nominee is to satisfy the requirements of Section 7(b) hereof.

          (e) Acceptance of Offer; Delivery. The Selling Shareholder shall have five business days following its receipt of the Offer Notice to accept, by delivery of written notice (the "Acceptance Notice") to the Company, the Company's offer to purchase the Subject Stock. If the Selling Shareholder accepts the offer, within three business days of the Company's receipt of the Acceptance Notice, the Company shall deliver to the Selling Shareholder the purchase price for the Subject Stock, in immediately available funds, against delivery to the Company of all certificates for the Subject Stock (or, if the Subject Stock is subject to pledge, hypothecation or other encumbrance, evidence of the Selling Shareholder's rights therein) duly endorsed for transfer, at the then principal office of the Company.

          (f) Right to Transfer. If (i) the Company does not give the Selling Shareholder an Offer Notice within the time period required by
Section 7(b), or (ii) the Selling Shareholder does not deliver to the Company the Acceptance Notice in accordance with Section 7(e), the Selling Shareholder may, for a period of one month following the final date for acceptance under Section 7(e) herein, sell the Subject Stock to any Person or Persons; provided, however, that if the Company has timely given the Selling Shareholder an Offer Notice, such shares may be sold only at a price per share not less than the Offered Price in such Offer Notice. If the Selling Shareholder wishes to sell some or all of the Subject Stock for a price per share less than the Offered Price or if the Selling Shareholder has not sold the Subject Stock within that one-month period, the Selling Shareholder shall be obliged to make a new Sale Notice to the Company, in accordance with this
Section 7, before the Selling Shareholder shall be permitted to transfer such Subject Stock, or any part thereof, to any Person.

          (g) Covenant Not To Circumvent. The Purchasers and the Company agree that at no time will any of them take any action, directly or indirectly, with the intent to circumvent their respective obligations under, or to deprive the Purchasers or the Company of any benefit intended by, any provision of Section 7 of this Agreement.

     8.   Definitions.

          "AMEX" means the American Stock Exchange.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "NASD" means the National Association of Securities Dealers.

          "Person" means any individual, corporation, partnership, limited liability company, trust, estate, association, cooperative, government or governmental entity (or any branch, subdivision or agency thereof) or any other entity.

          "Registrable Securities" means (i) any of the shares of Common Stock issued in the Offering and (ii) any other securities that subsequently may be issued or issuable with respect to such shares of Common Stock as a result of a stock split or dividend or any sale, transfer, assignment or other transaction involving such shares of the Company and any securities into which such shares of Common Stock may thereafter be changed as a result of merger, consolidation, recapitalization or other similar transaction. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act (or any such rule then in force) or, if held by an affiliate of the Company, when all such securities of such person are eligible for resale pursuant to Rule 144 and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Securities Act" means the Securities Act of 1933, as amended.

     9. Form S-3. The Company represents and warrants that the Company is currently eligible to register for resale on Form S-3 the Registrable Securities issued to the Purchasers, and the Company covenants that it will use its reasonable best efforts to remain so eligible until it has filed a Form S-3 (or a successor form) covering the Registrable Securities pursuant to this Agreement and the Commission has declared such registration statement effective, or until the Company has no further obligation hereunder to register any Registrable Securities.

     10. Rule 144. In order to permit each Purchaser to sell the securities of the Company it holds from time to time pursuant to Rule 144 promulgated by the Commission or any successor to such rule or any other rule or regulation of the Commission that may at any time permit each Purchaser to sell its securities to the public without registration ("Resale Rules"), the Company will:

          (a) comply with all rules and regulations of the Commission applicable in connection with use of the Resale Rules;

          (b) make and keep adequate and current public information available, as those terms are understood and defined in the Resale Rules, at all times;

          (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

          (d) furnish annually to the Purchasers material containing the information required by Rule 14a-3(b) under the Exchange Act;

          (e) furnish to each Purchaser promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Resale Rules, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and any other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Purchasers of any rule or regulation of the Commission which permits the selling of any shares of Common Stock holding the Purchasers without registration; and

          (f) take any action (including cooperating with the Purchasers to cause the transfer agent to remove any restrictive legend on certificates evidencing the shares of Common Stock held by the Purchasers) as shall be reasonably requested by the Purchasers or which shall otherwise facilitate the sale of shares of Common Stock held by the Purchasers from time to time by the Purchasers pursuant to the Resale Rules.

     11.  Miscellaneous.

          (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement, or grant to any person any registration rights, ("New Registration Rights") with respect to securities of the Company if such New Registration Rights are, in the reasonable opinion of the Purchasers, superior in any fashion to the registration rights granted to the Purchasers pursuant to this Agreement, unless the holders of a majority of the Registrable Securities then outstanding consent in writing to such Registration Rights or such other inconsistent agreement, provided however this limitation shall not apply to any registration rights currently outstanding or which the Company is legally obligated to grant as of the date hereof.

          (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities.

          (c) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of the Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of the Registrable Securities. A person is deemed to be a holder of the Registrable Securities whenever such person is the registered holder of the Registrable Securities. Upon the transfer of any Registrable Securities, the transferring holder of the Registrable Securities shall cause the transferee to execute and deliver to the Company a counterpart of this Agreement.

          (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, including by facsimile, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (f) Descriptive Heading. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (g) Governing Law. The corporate law of Virginia shall govern all issues and questions concerning the relative rights of the Company and its shareholders. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, without giving effect to any choice of law or conflict of law rules or provisions (whether of Virginia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Virginia.

          (h) Neutral Construction. In view of the fact that each of the parties hereto has been represented by its own counsel (or has had the opportunity to consult with counsel of its choice) and this Agreement has been fully negotiated by all parties, the legal principle that ambiguities in a document are construed against the draftsperson of that document shall not apply to this Agreement.

          (i) Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be received when personally delivered or sent by overnight courier or registered mail, return receipt requested, addressed (i) if to the Company, at Halifax Corporation, 5250 Cherokee Avenue, Alexandria, VA 22312, Attention:
President and to Blank Rome LLP, 1 Logan Square, Philadelphia, Pennsylvania 19103, Attn: Barry H. Genkin, Esquire; and (ii) if to any holder of the Registrable Securities, to the address set forth on
Schedule I attached hereto (or at such other address as each party furnishes by notice given in accordance with this Section 10(i)).

          (j) Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or entities referred to may require. Without in any way limiting the generality of the foregoing, use of the pronoun "he" or "his" herein with respect to the Purchasers shall be deemed to refer to any Purchaser that the context requires, regardless of whether such Purchaser is male, female or an entity.
                       [Signature page follows]

     IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement effective as of the day and year first above written.

                         HALIFAX CORPORATION



                         By: /s/ Charles McNew
                         Name: Charles McNew
                         Title: President & CEO



                         /s/ Gary M. Lukowski
                         Gary M. Lukowski

                         The Dempsey 1996 Revocable Trust dated
                         November 13, 1996

                         By:  /s/ Neal Dempsey III
                         Name: Neal Dempsey III
                         Title:    Trustee


                         G. and A. Ryles Living Trust dated
                         October 29, 1968

                         By: /s/ Gerald F. Ryles
                         Name: Gerald F. Ryles
                         Title:    Trustee


                         /s/ Robert S. Johanson
                         Robert S. Johanson







    [Signature page to Registration Rights And Right Of First Offer
                              Agreement]

                         /s/ Charles W. Lewis
                         Charles W. Lewis


                         /s/ Kris Hansen
                         Kris Hansen


                         /s/ Jonathan L. Scott
                         Jonathan L. Scott


                         NEW VENTURE ASSOCIATES, LLC PROFIT
                         SHARING PLAN


                         By: /s/ Patrick E. Green
                         Name:
                         Title:

                         /s/ Richard M. Brooks
                         Richard M. Brooks


                         /s/ Mark Working
                         Mark Working


                         /s/ T.J. Leffingwell
                         T.J. Leffingwell


                         /s/ Leo C. Manson
                         Leo C. Manson



    [Signature page to Registration Rights And Right Of First Offer
                              Agreement]